SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 or 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT    (Date of earliest event reported): April 23, 2003

SPAN-AMERICA MEDICAL SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Commission File Number 0-11392

South Carolina	57-0525804
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

70 Commerce Center
Greenville, South Carolina 29615
(Address of principal executive offices) (Zip Code)

        Registrant’s telephone number (including area code): (864) 288-8877

Not Applicable
        (Former name or former address, if changed since last report)

Item 9. Regulation FD Disclosure

This information is being provided under Item 12, “Results of Operations and Financial Condition.”

On April 23, 2003, the registrant issued a press release relating to its results of operations and financial condition for the second quarter ended March 29, 2003. The press release is attached as Exhibit 99.

Item 7. Financial Statements and Exhibits

(c) Exhibits

        99         Press release dated April 23, 2003

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPAN-AMERICA MEDICAL SYSTEMS, INC.
/s/ James D. Ferguson
James D. Ferguson
President and Chief Executive Officer

Dated: April 24, 2003

EXHIBIT INDEX

Exhibit Number Description

99	Press release dated April 23, 2003